                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     June 2, 2000
                                                -------------------------------

                            THE TESSERACT GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MINNESOTA                        1-11111               41-1581297
 ------------------------------------------------------------------------------
 (State or other jurisdiction)     (Commission File Number)     (IRS Employer
      of incorporation                                      Identification No.)




             3820 E. Ray Road
                    NO. 2
              PHOENIX, ARIZONA                       85044
---------------------------------------------------------------------------
 (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (480) 706-2500
                                                   --------------------------


-------------------------------------------------------------------------------
                 (Former Address, if Changed Since Last Report)

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective June 2, 2000, PricewaterhouseCoopers,LLP has resigned as the independent accountant responsible for auditing the financial statements of the TesseracT Group, Inc. (the "Company").

The report of PricewaterhouseCoopers,LLP on the Company's financial statements for the fiscal year ended June 30, 1999 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except their report was modified with respect to the Company's ability to continue as a going concern. In connection with the audit of the fiscal year ended June 30, 1999 and through June 2, 2000, there have been no disagreements between the Company and PricewaterhouseCoopers,LLP on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure which,if not resolved to the satisfaction of PricewaterhouseCoopers,LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.



Item 7.    EXHIBITS.

16         Letter regarding change in certifying accountant.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE TESSERACT GROUP, INC.



Date:  June 8, 2000                        By /S/ DEBRA TAYLOR JOHNSON
                                        ---------------------------------------
                                            Debra Taylor Johnson
                                            Chief Financial Officer

                                 EXHIBIT INDEX



NO.       EXHIBIT                                                     PAGE

16        Letter regarding change in certifying accountant.          Filed
                                                                Electronically